U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020 (March 5, 2020)

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

                                               N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐ Emerging growth company

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	IBIO	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the 2018 Omnibus Equity Incentive Plan.

As described under Item 5.07, at the Annual Meeting of Stockholders of iBio, Inc. (the “Company”) held on March 5, 2020 (the “Annual Meeting”), the stockholders of the Company, upon recommendation of the Board of Directors, approved an amendment to the Company’s 2018 Omnibus Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 3.5 million shares to 6.5 million shares and to incorporate changes to include restricted stock units and performance-based awards as grant types issuable under the Plan. The amendment to the Plan had been approved by the Board of Directors, subject to stockholder approval.

A description of the amendment and the Plan, as amended, is set forth in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on January 23, 2020 (the “Definitive Proxy Statement”), under the caption “Proposal 6 — Approval of an Amendment to our 2018 Omnibus Equity Incentive Plan to Increase the Number of Shares of our Common Stock Authorized for Issuance Thereunder from 3.5 Million Shares to 6.5 Million Shares and to Incorporate Changes to Include Restricted Stock Units and Performance-Based Awards as Grant Types Issuable Under The 2018 Omnibus Equity Incentive Plan”, and the Supplement to Notice of 2019 Annual Meeting of Stockholders and Definitive Proxy Statement, filed with the SEC on March 2, 2020 (the “Proxy Statement Supplement”), which disclosure is incorporated herein by reference. The description of the amendment and the Plan, as amended, contained in the Definitive Proxy Statement and Proxy Statement Supplement is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached as Appendix B to the Definitive Proxy Statement and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 5, 2020, the Company held its 2019 Annual Meeting of Stockholders. A total of 59,327,455 shares of the Company’s common stock were entitled to vote as of January 13, 2020, the record date for the Annual Meeting. There were 41,011,255 shares present in person or by proxy at the Annual Meeting.

As described in the Definitive Proxy Statement, at the Annual Meeting the stockholders were asked to vote on five matters: Proposal 1- the election of two directors each to serve as Class II directors for a three year term expiring at the 2022 annual meeting of stockholders or until successors have been duly elected and qualified; Proposal 2 - ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; Proposal 3 - approval of an advisory vote on executive compensation (“say-on-pay”); Proposal 4 - an advisory vote on the frequency of future executive compensation advisory votes and Proposal 6 - to approve an amendment to the Company’s 2018 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 3.5 million shares to 6.5 million shares and to incorporate changes to include restricted stock units and performance-based awards as grant types issuable under the 2018 Omnibus Equity Incentive Plan. The proposals are described in detail in the Definitive Proxy Statement.

Proposal 5 to approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, which was included in the Definitive Proxy Statement, was withdrawn by the Company’s Board of Directors prior to the Annual Meeting and no vote was taken on this proposal at the meeting.

The final voting results of the Annual Meeting are set forth below.

Proposal 1 - Election of Directors - The Company’s stockholders elected Glenn Chang and Philip K Russell, M.D. to serve as Class II directors of the Company for a three-year term expiring in 2022. The voting results for each of these individuals were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Glenn Chang	20,450,320	1,555,941	19,004,994
Philip K Russell, M.D.	20,479,030	1,527,231	19,004,994

Proposal 2 - Ratification of the selection of the Company’s independent registered public accounting firm - The Company’s stockholders ratified the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the current fiscal year ending June 30, 2020. The voting results were 36,624,007 shares “FOR,” 2,470,771 shares “AGAINST,” and 1,916,477 abstentions.

Proposal 3 – “Say on pay” proposal - The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The voting results were 17,335,930 shares “FOR,” 3,496,900 shares “AGAINST,” 1,173,431 abstentions and 19,004,994 broker non-votes.

Proposal 4 –“Say on frequency” proposal - The Company’s stockholders voted as follows, on an advisory basis, on the frequency of future say on pay votes: 19,620,121 shares for 1 year, 401,239 shares for 2 years, 1,375,411 shares for 3 years, 609,490 abstentions and 19,004,994 broker non-votes.

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the Definitive Proxy Statement, that the Company will hold future say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2025 Annual Meeting of Stockholders.

Proposal 6 – Amendment to the Company’s 2018 Omnibus Equity Incentive Plan - The Company’s stockholders approved the proposal to amend the Company’s 2018 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 3.5 million shares to 6.5 million shares and to incorporate changes to include restricted stock units and performance-based awards as grant types issuable under the 2018 Omnibus Equity Incentive Plan. The voting results were 14,043,485 shares “FOR,” 7,682,821 shares “AGAINST,” 279,955 abstentions and 19,004,994 broker non-votes.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: March 9, 2020	By:	/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and CEO